EXHIBIT 10.10
AMENDMENT TO
ESCROW AGREEMENT
     THIS AMENDMENT TO ESCROW AGREEMENT (the “Amendment”) is made as of this 3rd day of August 2005, by and among Tekelec, a California corporation (“Tekelec”), Santera Systems Inc., a Delaware corporation (“Santera”), certain stockholders of Santera (the “Stockholders”), Austin Ventures VI, L.P., a Delaware limited partnership (“Austin Ventures”), as the Representative, and J.P. Morgan Trust Company, National Association (“Escrow Agent”). Capitalized terms used herein that are not otherwise defined have the meanings set forth in the Escrow Agreement dated as of April 30, 2003 by and between Tekelec, Santera, the stockholders of Santera, the Representative and the Escrow Agent (the “Escrow Agreement”).
     WHEREAS, Tekelec, Santera, the Stockholders, the Escrow Agent and the Representative desire to amend the Escrow Agreement effective on the August Call Closing Date (as defined in the Stockholders’ Agreement dated as of April 30, 2003 by and between Tekelec, Santera, the stockholders of Santera and the Representative, as amended on August 2, 2005 (the “Stockholders’Agreement”));
     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tekelec, Santera, the Stockholders, the Escrow Agent and the Representative agree as follows:
     Section 1. Amendment. The following Section 8.14 is added to Article VIII of the Escrow Agreement:
     “Section 8.14 Acknowledgement and Agreement.
          (a) Effective upon the August Call Closing Date (as defined in the Stockholders’ Agreement), Tekelec, Santera and the Escrow Agent hereby acknowledge and agree that neither the Representative nor any Legacy Santera Stockholder which has delivered a completed and executed copy of the Letter of Transmittal to the Escrow Agent in accordance with the terms of Section 3.4 of the Stockholders’ Agreement that has been delivered to the Escrow Agent shall have any further obligations under this Agreement, except that the obligations of such parties under the first sentence of Section 2.3, Section 2.6 and Section 6.5 hereof shall continue in full force and effect.
          (b) Effective upon the August Call Closing Date (as defined in the Stockholders’ Agreement), the Escrow Agent, the Legacy Santera Stockholders and the Representative hereby acknowledge and agree that neither Tekelec nor Santera has any further obligations under this Agreement, except that the obligations of such parties under Section 2.6 and Section 6.5 hereof shall continue in full force and effect.”
     Section 2. Joint Instruction. Pursuant to Section 4.1(d) of the Escrow Agreement, Tekelec and the Representative hereby notify the Escrow Agent that Tekelec has exercised its August Call Option under Section 3.4 of Article III of the Stockholders’ Agreement and hereby instruct the Escrow Agent to deliver to Tekelec on the August Call Closing Date upon receipt from Tekelec of the Call Price all of the shares of Series A Preferred Stock held by the Escrow Agent, including the Disputed Shares.
     Section 3. Representations. Each of Tekelec and Santera hereby represent and warrant that it has the full right, power and authority to enter into this Amendment and the documents related hereto and upon the execution of this Amendment by Tekelec, Santera, the Representative and the other Legacy Santera Stockholders who are parties to this Amendment, the Escrow Agreement, as amended by this Amendment, shall be binding on, and enforceable against, it. Each of the Representative and each of the Legacy Santera Stockholders who are parties to this Amendment (“Signing Legacy Stockholders”) hereby represents and warrants that it has the full right, power and authority to enter into this Amendment and the documents related hereto and upon the execution by Tekelec, Santera, the Representative and the other Legacy Santera Stockholders who are parties to this Amendment, the Escrow Agreement, as amended by this Amendment, shall be binding on, and enforceable against, it.
     Section 4. Governing Law. This Amendment shall be governed by and construed under the laws of the State of Delaware.
     Section 5. Entire Agreement. This Amendment constitutes the entire agreement between Santera, Tekelec, the Stockholders, the Escrow Agent and the Representative relating to the subject matter hereof, and any previous understanding and/or agreement between Tekelec, Santera, the Legacy Santera Stockholders, the Escrow Agent and the Representative regarding the subject matter hereof is superseded by this Amendment.
     Section 6. Counterparts. This Amendment may be executed in counterparts, each which shall be deemed an original, and all of which shall constitute one and the same instrument.
* * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day first above written.

SANTERA SYSTEMS INC.

By:	/s/ Frederick M. Lax

Name:	Frederick M. Lax
Title:	Chairman of the Board of Directors

TEKELEC

By:	/s/ Frederick M. Lax

Name:	Frederick M. Lax
Title:	President and Chief Executive Officer

By:	/s/ Ronald W. Buckly

Name:	Ronald W. Buckly
Title:	Senior Vice President, Corporate
Affairs and General Counsel

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

By:	/s/

Name:

Title:

AUSTIN VENTURES VI, L.P., as Representative

By:	AV Partners VI, L.P., its General Partner
By:	/s/ Edward E. Olkkola

Edward E. Olkkola, General Partner

AUSTIN VENTURES VI, L.P.

By:	AV Partners VI, L.P., its General Partner
By:	/s/ Edward E. Olkkola

Edward E. Olkkola, General Partner

AUSTIN VENTURES VI AFFILIATES FUND, L.P.

By:	AV Partners VI, L.P., its General Partner
By:	/s/ Edward E. Olkkola

Edward E. Olkkola, General Partner

AUSTIN VENTURES VIII, L.P.

By:	AV Partners VIII, L.P., its General Partner
By:	/s/ Edward E. Olkkola

Edward E. Olkkola, General Partner

REDPOINT VENTURES II, L.P., by its General Partner, Redpoint Ventures II, LLC

By:	/s/ R. Thomas Dyal

R. Thomas Dyal, Managing Director

REDPOINT ASSOCIATES II, LLC, as nominee

By:	/s/ R. Thomas Dyal

R. Thomas Dyal,
Managing Director

REDPOINT TECHNOLOGY PARTNERS Q-I, L.P., by its General Partner, Redpoint Ventures I, LLC

By:	/s/ R. Thomas Dyal

Name:	R. Thomas Dyal
Title:	Managing Director

REDPOINT TECHNOLOGY PARTNERS A-I, L.P., by its General Partner, Redpoint Ventures I, LLC

By:	/s/ R. Thomas Dyal

Name:	R. Thomas Dyal
Title:	Managing Director

MERITECH CAPITAL PARTNERS L.P.

By:	Meritech Capital Associates L.L.C.
its General Partner

By:	Meritech Management Associates L.L.C.
a managing member

By:	/s/ Michael B. Gordon

Name:	Michael B. Gordon
Title:	Managing Director

MERITECH CAPITAL AFFILIATES L.P.

By:	Meritech Capital Associates L.L.C.
its General Partner

By:	Meritech Management Associates L.L.C.
a managing member

By:	/s/ Michael B. Gordon

Name:	Michael B. Gordon
Title:	Managing Director

SEQUOIA CAPITAL FRANCHISE FUND, L.P.

By: SCFF Management, LLC A Delaware Limited Liability Company General Partner

By:	/s/ Mark Stevens

Name:	Mark Stevens
Title:

SEQUOIA CAPITAL FRANCHISE PARTNERS, L.P.

By: SCFF Management, LLC A Delaware Limited Liability Company General Partner

By:	/s/ Mark Stevens

Name:	Mark Stevens
Title:

SEQUOIA CAPITAL VIII, L.P.

By: SC VIII Management, LLC A California Limited Liability Company General Partner

By:	/s/ Mark Stevens

Name:	Mark Stevens
Title:

SEQUOIA INTERNATIONAL TECHNOLOGY PARTNERS VIII, L.P.

By: SC VIII Management, LLC A California Limited Liability Company General Partner

By:	/s/ Mark Stevens

Name:	Mark Stevens
Title:

SEQUOIA INTERNATIONAL TECHNOLOGY PARTNERS VIII (Q), L.P.

By: SC VIII Management, LLC A California Limited Liability Company General Partner

By:	/s/ Mark Stevens

Name:	Mark Stevens
Title:

SEQUOIA 1997

By:	/s/ Mark Stevens

Name:	Mark Stevens
Title:

CMS PARTNERS LLC

By:	/s/ Mark Stevens

Name:	Mark Stevens
Title:

INSTITUTIONAL VENTURE PARTNERS VIII, L.P., by its General Partner, Institutional Venture Management VIII, LLC

By:	/s/ R. Thomas Dyal

R. Thomas Dyal,
Managing Director

IVM INVESTMENT FUND VIII, LLC, by its Manager, Institutional Venture Management VIII, LLC

By:	/s/ R. Thomas Dyal

R. Thomas Dyal,
Managing Director

BROADBAND FUND, L.P., by its General Partner, BBF Management, LLC, by its Manager, Institutional Venture Management VIII, LLC

By:	/s/ R. Thomas Dyal

R. Thomas Dyal, Managing Director